PLEDGE AGREEMENT


                  THIS PLEDGE AGREEMENT (this "Agreement"), dated as of August ___, 2003 between iDial Networks, Inc., a Nevada corporation ("Pledgor") and The Titan Corporation, a Delaware corporation (together with its successors and assigns, "Secured Party").

                  WHEREAS, Pledgor, as assignee of GlobalNet Systems, Inc., and Secured Party entered into that certain Stock Purchase Agreement dated as May 20, 2003 (the "Stock Purchase Agreement") with GlobalNet, Inc. (the "Company"), pursuant to which, among other things, Secured Party has agreed to sell and Pledgor has agreed to purchase all of the issued and outstanding shares of common stock, no par value, of the Company and Secured Party has agreed to assign the GlobalNet Notes (as defined herein) to Growth Enterprise Fund, S.A. ("GEF");

                  WHEREAS, Secured Party has entered into that certain Guaranty dated as of March 21, 2002 (the "GECC Guaranty"), for the benefit of General Electric Capital Corporation ("GECC") pursuant to which Secured Party has agreed to guaranty the regular and punctual payment of GlobalNet International LLC's obligations under that certain Master Lease Agreement No. 6886230 dated June 6, 2000 between GECC and GlobalNet International LLC (the "GECC Master Lease");

                  WHEREAS, pursuant to Section 1.2 of the Stock Purchase Agreement, Pledgor agreed to release Secured Party from Secured Party's outstanding obligations under the GECC Guaranty;

                  WHEREAS, pursuant to that certain letter agreement dated as of the date hereof among Pledgor, Secured Party and the Company, Secured Party has agreed to waive Pledgor's delivery of Secured Party's release from the GECC Guaranty pursuant to Section 8.4(b) of the Stock Purchase Agreement, in consideration for Pledgor agreeing to reimburse Titan for any payment made by Titan under the GECC Guaranty pursuant to that certain Reimbursement Agreement dated as of the date hereof between Pledgor and Secured Party (the "Reimbursement Agreement");

                  WHEREAS, in connection with the Settlement Agreement entered into on the date hereof among the Secured Party, GlobalNet Systems, Inc. and GEF, Pledgor, who materially benefits from such Settlement Agreement, has issued a promissory note in the amount of One Million Five Hundred Thousand Dollars ($1,500,000) to Secured Party (the "Promissory Note");

                  WHEREAS, in connection with the closing on the date hereof, GEF has assigned the GlobalNet Notes to Pledgor;

                  WHEREAS, in connection with the closing under the Stock Purchase Agreement on the date hereof (the "Closing"), Pledgor has agreed to execute and deliver this Agreement and to pledge hereunder the Collateral (as defined herein) to Secured Party, as security for (i) Pledgor's obligations under the Promissory Note and (ii) Pledgor's obligations under the Reimbursement Agreement (collectively, the "Obligations").
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                  NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.       DEFINITIONS

                 Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Stock Purchase Agreement. The following terms, as used in this Agreement, shall have the following meanings:

                  "Collateral Records" means books, records, ledger cards, files, computer printouts, tapes, disks and related data processing software and similar items that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon.

                  "Company Shares" means the shares of Common Stock, no par value, of the Company.

                  "Event of Default" The occurrence of any of the following shall constitute an event of default ("Event of Default") hereunder:

                  (a) Failure of Pledgor to pay, when due, the principal, any interest or any other sum payable under the Promissory Note and such failure continues for three (3) business days;

                  (b) Failure of the Company or GlobalNet International LLC to pay, when due, any amount to GECC under the GECC Master Lease and such failure continues for three (3) business days;

                  (c) The failure of Pledgor generally to pay its debts as such debts become due, the admission by Pledgor in writing of its inability to pay its debts as such debts become due, or the making by Pledgor of any general assignment for the benefit of creditors; or

                  (d) If pursuant to or within the meaning of the United States Bankruptcy Code or any other federal or state law relating to insolvency or relief of debtors, Pledgor shall (i) commence a voluntary case or proceeding;
(ii) consent to the entry of an order for relief against it in an involuntary case; or (iii) consent to the appointment of a trustee, receiver, assignee, liquidator or similar official.

                  "GlobalNet Notes" means collectively, that certain Amended and Restated Term Note dated as of August 30, 2002 made by the Company for the benefit of Secured Party in the principal amount of Eleven Million Three Hundred Thousand Dollars ($11,300,000) and that certain Promissory Note dated as of July 24, 2003 made by the Company for the benefit of Secured Party in the principal amount of Three Million One Hundred Sixty One Thousand Two Hundred Fifty Eight Dollars ($3,161,258).

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
                 "Pledged Shares" means the Company Shares owned by Pledgor described on Schedule A under the heading "Pledged Shares" (as such schedule may be amended or supplemented from time to time), and the certificates, if any, representing such shares, all security entitlement pertaining to such shares, and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares.

                  "Proceeds" means (i) all "proceeds" as defined in the UCC,
(ii) payments or distributions made with respect to any Collateral and (iii) whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

                  "UCC" means the Uniform Commercial Code as in effect from time to time in the Commonwealth of Virginia or, when the context implies, the Uniform Commercial Code as in effect from time to time in any other applicable jurisdiction.

2.       PLEDGE OF COLLATERAL

2(a) As security for the due and punctual payment and performance by Pledgor of all of its Obligations and its obligations under this Agreement (collectively, the "Secured Obligations"), Pledgor hereby pledges and assigns to Secured Party, a first priority security interest in and continuing lien on all of Pledgor's right, title and interest in, to and under the following, in each case whether now owned or existing or hereafter acquired or arising and wherever located (all of which being hereinafter collectively referred to as the "Collateral"):

(i) all Pledged Shares;

(ii) the GlobalNet Notes;

(iii) to the extent not otherwise included above, all Collateral Records relating to any of the foregoing; and

(iv) to the extent not otherwise included above, all Proceeds, products, accessions, rents and profits of or in respect of any of the foregoing.

               2(b) Simultaneously with the execution of this Agreement, Pledgor is delivering to Secured Party a certificate representing the Pledged Shares and such certificate shall be duly endorsed in blank or accompanied by a stock power duly executed by Pledgor in blank, and the GlobalNet Notes, accompanied by an assignment executed in blank, together with any documentary tax stamps and any other documents necessary to cause Secured Party to have a good, valid and perfected first pledge of, lien on and security interest in the Collateral, free and clear of any mortgage, pledge, lien, security interest, hypothecation, assignment, charge, right, encumbrance or restriction (individually, "Encumbrance" and collectively, "Encumbrances").

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
              2(c) At any time following an Event of Default, any or all shares of the Collateral held by Secured Party hereunder may at the option of Secured Party exercised in accordance with Section 3(d) hereof, be registered in the name of Secured Party, and Pledgor hereby covenants that, upon demand therefor by Secured Party, Pledgor shall use its best efforts to cause the Company to effect such registration.


                  2(d) Pledgor grants Secured Party the right, at Secured Party's option, to file any or all such financing statements, continuation statements and other documents pursuant to the UCC, any other applicable law or otherwise, without Pledgor's signature, and irrevocably appoints Secured Party as Pledgor's attorney in fact to execute any such statements and documents in Pledgor's name and to perform all other acts which Secured Party deems appropriate to perfect and continue the security interest conferred by this Agreement. Pledgor authorizes Secured Party to file one or more Uniform Commercial Code financing statements or continuation statements relating to all or any part of the Collateral without the signature of Pledgor where permitted by law. Any such financing statements may be signed by Secured Party on behalf of Pledgor and may be filed at any time in any jurisdiction whether on not Revised Article 9 is then in effect in that jurisdiction.

3.       VOTING RIGHTS, DIVIDENDS AND DISTRIBUTIONS

               So long as no Event of Default shall have occurred and be continuing:

               3(a) Pledgor shall be entitled to exercise any and all voting and/or consensual rights and powers relating or pertaining to the Collateral or any part thereof, subject to the terms hereof.

               3(b) Pledgor shall be entitled to receive and retain cash dividends payable on the Collateral; provided, however, that all other dividends (including, without limitation, stock and liquidating dividends), distributions in property, returns of capital and other distributions made on or in respect of the Collateral, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of Company or received in exchange for the Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which Company may be a party or otherwise, and any and all cash and other property received in exchange for or redemption of any of the Collateral, shall be retained by Secured Party, or, if delivered to Pledgor, shall be held in trust for the benefit of Secured Party and forthwith delivered to Secured Party and shall be considered as part of the Collateral for all purposes of this Agreement.

               3(c) Secured Party shall execute and deliver (or cause to be executed and delivered) to Pledgor all such proxies, powers of attorney, dividend orders, and other instruments as Pledgor may request for the purpose of enabling Pledgor to exercise the voting and/or consensual rights and powers which Pledgor is entitled to exercise pursuant to Section 3(a) above and/or to receive the dividends which Pledgor is authorized to receive and retain pursuant to Section 3(b) above; and Pledgor shall execute and deliver to Secured Party such instruments as may be required or may be requested by Secured Party to enable Secured Party to receive and retain the dividends, distributions in property, returns of capital and other distributions it is authorized to receive and retain pursuant to Section 3(b) above.

               3(d) Upon the occurrence and during the continuance of an Event of Default, all rights of Pledgor to exercise the voting and/or consensual rights and powers which Pledgor is entitled to exercise pursuant to Section 3(a) above and/or to receive the dividends which Pledgor is authorized to receive and retain pursuant to Section 3(b) above shall cease, at the option of Secured Party (if so directed by Secured Party), and all such rights shall thereupon become vested in Secured Party, who shall have the sole and exclusive right and authority to exercise such voting and/or consensual rights and powers and/or to receive and retain such dividends. In such case Pledgor shall execute and deliver such documents as Secured Party may request to enable Secured Party to exercise such rights and receive such dividends. In addition, Secured Party is hereby appointed the attorney-in-fact of Pledgor, with full power of substitution, which appointment as attorney-in-fact is irrevocable and coupled with an interest, to take all such actions after the occurrence and during the continuance of an Event of Default, whether in the name of Secured Party or Pledgor, as Secured Party may consider necessary or desirable for the purpose of exercising such rights and receiving such dividends. Any and all money and other property paid over to or received by Secured Party pursuant to the provisions of this Section 3(d) shall be retained by Secured Party as part of the Collateral and shall be applied in accordance with the provisions hereof.

4.       REMEDIES ON DEFAULT

               4(a) If at any time an Event of Default shall have occurred and be continuing, then Secured Party may, in addition to having the right to exercise any right or remedy of a secured party upon default under the UCC, to the extent permitted by law, without being required to give any notice to Pledgor except as provided below:

                    (i) Apply any cash held by it hereunder in the manner provided in Section 4(c) below; and

                    (ii) Subject to Section 4(d), if there shall be no such cash or if the cash so applied shall be insufficient to pay in full the items specified in Sections 4(c)(i) and (c)(ii) below, collect, receive, appropriate and realize upon the Collateral or any part thereof, and/or, Secured Party may, sell, assign, contract to sell or otherwise dispose of and deliver the Collateral or any part thereof, in its entirety or in portions, at public or private sale or at any broker's board, on any securities exchange or at any of Secured Party's residences or elsewhere, for cash, upon credit or for future delivery, and at such price or prices as Secured Party may deem best, and Secured Party may (except as otherwise provided by law) be the purchaser of any or all of the Collateral so sold and thereafter may hold the same, absolutely, free from any right or claim of whatsoever kind.

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
              In the event of a sale as aforesaid, Secured Party is authorized to, at any such sale, if it deems it advisable so to do, restrict the number of prospective bidders or purchasers and/or further restrict such prospective bidders or purchasers to persons who will represent and agree that they are purchasing for their own account, for investment, and not with a view to the distribution or resale of the Collateral, and may otherwise require that such sale be conducted subject to restrictions as to such other matters as Secured Party may deem necessary in order that such sale may be effected in such manner as to comply with all applicable state and federal securities laws. Upon any such sale, Secured Party shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold.

               Pledgor hereby acknowledges that, notwithstanding that a higher price might be obtained for the Collateral at a public sale than at a private sale or sales, the making of a public sale of the Collateral may be subject to registration requirements under applicable securities laws and similar other legal restrictions compliance with which would require such actions on the part of Pledgor, would entail such expenses, and would subject Secured Party, any underwriter through whom the Collateral may be sold and any controlling person of any of the foregoing to such liabilities, as would make a public sale of the Collateral impractical. Accordingly, Pledgor hereby agrees that private sales made by Secured Party in good faith in accordance with the provisions of this
Section 4(a) may be at prices and on other terms less favorable to the seller than if the Collateral were sold at public sale, and that Secured Party shall not have any obligation to take any steps in order to permit the Collateral to be sold at public sale, a private sale being considered or deemed to be a sale in a commercially reasonable manner.

               Each purchaser at any such sale shall hold the property sold, absolutely, free from any claim or right of whatsoever kind, including any equity or right of redemption of Pledgor, who hereby specifically waives all rights of redemption, stay or appraisal which Pledgor has or may have under any rule of law or statute now existing or hereafter adopted. Secured Party shall give Pledgor not less than ten (10) days' written notice of its intention to make any such public or private sale. Such notice, in case of a public sale, shall state the time and place fixed for such sale, and, in case of a sale at broker's board, on a securities exchange or elsewhere, shall state the board, exchange or other location at which such sale is to be made and the day on which the Collateral, or that portion thereof so being sold, will first be offered for sale at such location. Such notice, in case of a private sale, shall state only the date on or after which such sale may be made. Any such notice given as aforesaid shall be deemed to be reasonable notification.

               Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as Secured Party may fix in the notice of such sale. At any sale the Collateral may be sold in one lot as an entirety or in parts, as Secured Party may determine. Secured Party shall not be obligated to make any sale pursuant to any such notice. Secured Party may, without notice or publication, adjourn any sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by Secured Party until the selling price is paid by the purchaser thereof, but

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
the Secured Party shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice.

               Secured Party, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose its lien or security interest arising from this Agreement and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

               Upon the occurrence of an Event of Default, Secured Party or its nominee shall have the right to exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any shares of the Collateral as if it were the absolute owner thereof, including, without limitation, the right to exchange, at its discretion, any or all of the Collateral upon the merger, consolidation, reorganization, recapitalization or other readjustment of Company, or upon the exercise by Company of any right, privilege or option pertaining to any such shares of the Collateral, and, in connection therewith, to deposit and deliver any and all of the Collateral with any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as Secured Party may determine.

               On any sale of the Collateral, Secured Party is hereby authorized to comply with any limitation or restriction in connection with such sale that it may be advised by counsel is necessary in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any governmental regulatory authority or officer or court.

               It is expressly understood and agreed by Pledgor that Secured Party may exercise its rights under any other document providing security for the Secured Obligations without exercising its rights or affecting the security provided hereunder, and it is further understood and agreed by Pledgor that Secured Party may proceed against all or any portion or portions of the Collateral and all other collateral securing the Secured Obligations in such order and at such time as Secured Party, in its sole discretion, sees fit; and Pledgor hereby expressly waives any rights under the doctrine of marshalling of assets.

               Compliance with the foregoing procedures shall result in such sale or disposition being considered or deemed to have been made in a commercially reasonable manner.

               4(b) Each of the rights, powers, and remedies provided herein, in the Promissory Note or in any other document providing security for the Secured Obligations or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for herein or therein or now or hereafter existing at law or in equity or by statute or otherwise. The exercise of any such right, power or remedy shall not preclude the simultaneous or later exercise of any or all other such rights, powers or remedies. No notice to or demand on Pledgor in any case shall entitle Pledgor to any other notice or demand in similar or other circumstances.

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
               4(c) The proceeds of any collection, recovery, receipt, appropriation, realization or sale as aforesaid shall be applied by Secured Party in the following order:

                    (i) First, to the payment of all costs and expenses of every kind incurred by Secured Party in connection therewith or incidental to the care, safekeeping or otherwise of any of the Collateral, including, without limitation, reasonable attorneys' fees and expenses; and

                    (ii) Second, to the payment of any amounts due under the Secured Obligations.

               4(d) Notwithstanding anything to the contrary set forth herein, Secured Party agrees that to the extent prior approval of the Federal Communications Commission (the "FCC") is required pursuant to the Communications Act of 1934, as amended (the "Communications Act"), for (i) the exercise of any right or remedy hereunder, or (ii) taking any action that may be taken by Secured Party hereunder, such exercise or action will be subject to such prior FCC approval having been obtained by or in favor of Secured Party (and Pledgor will use its best efforts to obtain any such approval as promptly as possible). Pledgor agrees that, upon the occurrence and during the continuance of an Event of Default and at Secured Party's request, Pledgor will immediately file, or cause to be filed, such applications for approval and shall take all other and further actions required by the Secured Party, on behalf of Secured Party to obtain such approval as is necessary to transfer ownership and control to Secured Party, on behalf of Secured Party, or its successors or assigns, of the Collateral. In order to enforce the provisions of this Section 4(d), Secured Party is empowered to request the appointment of a receiver from any court of competent jurisdiction. Such receiver shall be instructed to seek from the FCC its consent to an involuntary assignment or transfer of control of any FCC Licenses for the purpose of acquiring such FCC Licenses and thereupon seeking a bona fide third-party purchaser to whom such FCC Licenses, or the control thereof, will ultimately be assigned or transferred. Pledgor hereby agrees to authorize, and to cooperate fully in effectuating, such an assignment or transfer of control, upon the request of the receiver so appointed and, if Pledgor shall refuse to authorize or to cooperate fully in effectuating such assignment or transfer, Pledgor's approval and cooperation may be required by the court. Upon the occurrence and during the continuance of an Event of Default, Pledgor shall further use its best efforts to assist in obtaining the approval of the FCC, if required, for any action or transactions contemplated by this Agreement, including the preparation, execution, and filing with the FCC of the assignor's or the transferor's and licensee's portions of any application or applications for the FCC's consents to the voluntary or involuntary assignments of any FCC Licenses or the voluntary or involuntary transfers of control thereof necessary or appropriate under the FCC's rules and regulations for the assignment or transfer of any portion of the Collateral, together with any FCC Licenses or other authorization. Pledgor acknowledges that the assignment or transfer of any interest in the FCC Licenses hereunder is integral to the Secured Party's realization of the value of the Collateral, that there is no adequate remedy at law for a failure by Pledgor to comply with the provisions of this Section 4(d), and that such failure would not be adequately compensable in damages, and therefore agrees that the Pledgor's

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obligations set forth in this Section 4(d) may be specifically enforced by a court of competent jurisdiction.

               Notwithstanding anything to the contrary contained in this Agreement, Secured Party shall not, without first obtaining the approval of the FCC, take any action pursuant to this Agreement which would constitute or result in any acquisition or transfer of control of the Pledgor, or the assignment of any FCC License, if such acquisition, transfer, or assignment would require, under then existing law (including the written rules and regulations promulgated by the FCC), the prior approval of the FCC.

               Secured Party acknowledges that after the occurrence of an Event of Default, all requisite consents of the FCC must be obtained prior to the exercise by Secured Party or by a bona fide third-party purchaser at a public or private sale, of control of any FCC License.



5.       REPRESENTATIONS, WARRANTIES AND COVENANTS OF PLEDGOR


                  Pledgor represents, warrants and covenants that:

               5(a) Pledgor has all requisite capacity, power and authority, being under no legal restriction, limitation or disability, to own the Collateral and to execute, deliver and perform this Agreement.

               5(b) This Agreement has been duly authorized, executed and delivered by Pledgor and constitutes a legal, valid, and binding obligation of Pledgor, enforceable in accordance with its terms.

Pledgor is the record and beneficial owner of each share of the Collateral set forth next to Pledgor's name on Schedule A. Pledgor has and will have good, valid and marketable title to the Collateral, free and clear of all Encumbrances other than the security interest created by this Agreement and the liens on all of the assets of Pledgor, including the Collateral, held by AJW Partners, LLC, AJW Offshore, Ltd., AJW Qualified Partners, LLC, New Millennium Capital Partners II, LLC and AJW Managed Account (the "Investors"); provided, however, that the parties hereby acknowledge that the security interest created by this Agreement in favor of Secured Party will have priority over any security interest held by the Investors in the Collateral.

               5(c) All of the shares of the Collateral have been duly and validly issued, fully paid and nonassessable.

               5(d) The Collateral is and will be duly and validly pledged for the benefit of Secured Party in accordance with law, and the Secured Party has and will have a good, valid, and perfected first lien on and security interest in the Collateral and the proceeds thereof.

               5(e) The execution, delivery and performance by Pledgor of this Agreement does not and will not: (i) conflict with or result in a breach of or constitute

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a default or require any consent (which has not been obtained) under, or result in or require the acceleration of any of its indebtedness pursuant to, any agreement, indenture or other instrument to which Pledgor is a party or by which Pledgor may be bound or affected; or (ii) conflict with or violate any judgment, decree, order, law, statute, ordinance, license or other governmental rule or regulation applicable to Pledgor.

               5(f) No approval, consent or other action by Pledgor, any governmental authority, or any other person or entity is or will be necessary to permit the valid execution, delivery or performance of this Agreement by Pledgor.

               5(g) There is no action, claim, suit, proceeding or investigation pending, or to the knowledge of Pledgor, threatened or reasonably anticipated, against or affecting Pledgor, this Agreement, or the transactions contemplated hereby, before or by any court, arbitrator or governmental authority which might adversely affect Pledgor's ability to perform its obligations under this Agreement or might materially adversely affect the value of the Collateral.

               5(h) No effective financing statement naming Pledgor as debtor, assignor, grantor, mortgagor, pledgor or the like and covering all or any part of the Collateral is on file in any filing or recording office in any jurisdiction.

               5(i) Until all Secured Obligations have been performed in full, Pledgor hereby covenants that, unless Secured Party otherwise consents in advance in writing:

                    (i) Pledgor shall defend the Collateral and Secured Party's interest therein against all claims and demands of all persons at any time claiming the same or any interest therein adverse to Secured Party, and pay all costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) in connection with such defense.

                    (ii) Pledgor shall not sell, transfer, pledge, assign or otherwise dispose of any of the Collateral or any interest therein, and Pledgor shall not create, incur, assume or suffer to exist any Encumbrance with respect to any of the Collateral or any interest therein (except pursuant hereto).

                    (iii) Pledgor shall not take or permit to be taken any action in connection with the Collateral or otherwise which would impair the value of the interests or rights of Pledgor therein or which would impair the interests or rights of Secured Party therein or with respect thereto.

6.       FEES AND EXPENSES OF SECURED PARTY

               Secured Party shall be reimbursed by Pledgor for its out of pocket expenses, including, without limitation, reasonable attorneys' fees, incurred in effecting any of the transactions and responsibilities described herein. Pledgor shall reimburse Secured Party for, and save Secured Party harmless from and against liability for the payment of, all out-of-pocket expenses arising in connection with the

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enforcement of, or for the preservation or exercise of any rights (including the right to realize upon the Collateral) under, this Agreement, including, without limitation, reasonable attorneys' fees.

7.       CONTINUING LIEN; RETURN OF COLLATERAL

               This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until the payment in full of all Secured Obligations. So long as no Event of Default has occurred, when all Secured Obligations have been paid, performed and satisfied in full, this Agreement shall terminate and the Collateral held by Secured Party shall promptly be returned to Pledgor, in no event later than five (5) business days after the date of such notification, at the address of Pledgor set forth in
Section 11 or at such other address as Pledgor may direct in writing. The Secured Party shall not be deemed to have made any representation or warranty with respect to any Collateral so delivered, except that such Collateral is free and clear, on the date of delivery, of any and all liens, charges and encumbrances arising from its own acts.

8.       ADDITIONAL ACTIONS AND DOCUMENTS

               Pledgor hereby agrees to take or cause to be taken such further actions to execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments, and to obtain such consents as may be necessary or desirable, in the opinion of Secured Party, in order to fully effectuate the purposes, terms and conditions of this Agreement, whether before, at or after the occurrence of an Event of Default.

9.       SURVIVAL

               It is the express intention and agreement of the parties hereto that all covenants, agreements, statements, representations, warranties and indemnities made by Pledgor herein shall survive the execution and delivery of this Agreement.

10.      ENTIRE AGREEMENT

               This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements, commitments or understandings with respect to the matters provided for herein.

11.      NOTICES

               All notices, demands, consents, requests, and other communications required or permitted to be given or made hereunder shall be in writing and shall be delivered, telecopied, telexed or mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or transmitted by hand delivery, addressed as follows:

                  If to Pledgor:

                           iDial Networks, Inc.
                           2204 Timberloch Place Suite #140
                           The Woodlands, TX 77380
                           Attention:  Mark T. Wood
                           Facsimile: (281) 292.8083

                  with a copy (which shall not constitute notice hereunder) to:

                           Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas 21st Fl.
                           New York, New York 10018
                           Attention: Gregory Sichenzia
                           Facsimile: 212-930-9725

                  If to Secured Party:

                           The Titan Corporation
                           3033 Science Park Road
                           San Diego, California  92121
                           Attention: Nicholas J. Costanza, Esq.
                           Facsimile: (858) 552-9759

                  with a copy (which shall not constitute notice hereunder) to:

                           Hogan & Hartson L.L.P.
                           8300 Greensboro Drive
                           Suite 1100
                           McLean, Virginia  22102
                           Attention: Richard K.A. Becker, Esq.
                                      Robert A. Welp, Esq.
                           Facsimile: (703) 610-6200

               Each party may designate by notice in writing a new address to which any notice, demand, request or communication may thereafter be so given, served or sent. Each notice, demand, request or communication which shall be given or made in the manner described above shall be deemed sufficiently given or made for all purposes at such time as it is hand-delivered to the addressee (with the delivery receipt or statement of messenger being deemed conclusive, but not exclusive, evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation or three (3) days after being deposited in the mails, as applicable.

12.      AMENDMENT

               No amendment, modification or supplement of or to this Agreement shall be valid or binding unless set forth in writing and duly executed by the party against whom enforcement of the amendment, modification or supplement is sought.

13.      BENEFIT AND ASSIGNMENT

               This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement may not be assigned by Pledgor.

14.      WAIVER

               No delay or failure on the part of Secured Party in exercising any right, power or privilege under this Agreement or under any other instruments given in connection with or pursuant to this Agreement shall impair any such right, power or privilege or be construed as a waiver of any default or any acquiescence therein. No single or partial exercise of any such right, power or privilege shall preclude the further exercise of such right, power or privilege, or the exercise of any other right, power or privilege. No waiver shall be valid against Secured Party unless made in writing and signed by Secured Party, and then only to the extent expressly specified therein.

15.      SEVERABILITY

               If any part of any provision of this Agreement or any other agreement, document or writing given pursuant to or in connection with this Agreement shall be invalid or unenforceable in any respect, such part shall be ineffective to the extent of such invalidity or unenforceability only, without in any way affecting the remaining parts of such provision or the remaining provisions of this Agreement.

16.      GOVERNING LAW; JURISDICTION

               This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia (excluding the choice of law rules thereof). In any action between any of the parties arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement: (a) each of the parties irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Circuit Court of Fairfax County, Virginia and the United States District Court for the Eastern District of Virginia and the applicable courts for appeals thereform; (b) if any such action is commenced in a state court, then, subject to applicable law, no party shall object to the removal of such action to any federal court located in the Commonwealth of Virginia; (c) each of the parties irrevocably waives the right to trial by jury; and (d) each of the parties irrevocably consents to service of process by first class certified mail, return receipt requested, postage prepaid, to the address at which such party is to receive notice in accordance with Section 11.

17.      PRONOUNS

               All pronouns and any variations thereof in this Agreement shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or entity may require.

18.      HEADINGS

               Section headings contained in this Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

19.      EXECUTION

               To facilitate execution, this Agreement may be executed in as many counterparts as may be required; and it shall not be necessary that the signatures of, or on behalf of, each party, or that the signatures of all persons required to bind any party, appear on each counterpart; but it shall be sufficient that the signature of, or on behalf of, each party, or that the signatures of the persons required to bind any party, appear on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in making proof of this Agreement to produce or account for more than that number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto.

          20.     ACKNOWLEDGEMENT

               The parties hereby acknowledge that this Agreement was executed in McLean, Virginia.



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




                  IN WITNESS WHEREOF, each of the parties hereto has duly executed this Pledge Agreement, or has caused this Pledge Agreement to be duly executed on its behalf, as of the day and year first above written.



                                    PLEDGOR:

                      IDIAL NETWORKS, INC.

                      By:
                          ----------------------------------------
                      Name:
                            --------------------------------------
                      Title:
                            --------------------------------------


                      SECURED PARTY:

                      THE TITAN CORPORATION

                      By:
                          ----------------------------------------
                      Name:
                            --------------------------------------
                      Title:
                            --------------------------------------

                                   Schedule A

                                 PLEDGED SHARES






PLEDGOR                                       PLEDGED SHARES

iDial Networks, Inc.                          1,000 shares of common stock,
                                              no par value, of GlobalNet, Inc.